                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                               -------------------

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORTS
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of reports
(Date of earliest event reported)         DECEMBER 3, 1999 AND DECEMBER 23, 1999
                                          --------------------------------------


NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS                     0-12138                         04-2619298
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission                    (IRS Employer
      of Incorporation          File Number)                 Identification No.)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS                        02134
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (617) 783-0039
                                                    ----------------------------
                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         In two (2) previously filed current Reports on Forms 8-K, filed on December 22, 1999 and January 14, 2000, respectively, with the Securities and Exchange Commission, the Registrant reported the following acquisitions:

1.       WEST COLONIAL ACQUISITION.

         On December 3, 1999, the Registrant acquired through a controlled affiliate, 180 residential units, known as "West Colonial," located at 18 Westland Ave, Brockton, Massachusetts for a purchase price of approximately $8.9 million. The seller, WCA Limited Partnership, has no relationship to the Registrant or its controlled affiliate, which was formed for the specific purpose of acquiring the property.

         The Registrant acquired the property through WCB Associates, LLC ("WCB"), a Massachusetts limited liability company, formed for the specific purpose of acquiring the property. WCB has two managers: WCB Associates, Inc., a Massachusetts corporation; and an individual, Mel Herman. The Registrant is the sole stockholder of WCB Associates, Inc. WCB Associates, Inc. is also a one percent member of WCB and the Registrant owns the remaining ninety-nine percent (99%) interest in WCB. Mr. Herman is defined in the WCB Operating Agreement as a "special manager." With respect to the activities of WCB, Mr. Herman's consent is only needed under limited circumstances. For example, WCB requires the consent of Mr. Herman (i) to change in the general character of the business of WCB; (ii) to make any loans to the manager or the members or their affiliates; (iii) to sell of all or substantially all of the assets of the WCB; (iv) to dissolve, wind up or liquidate WCB; (v) to merge, consolidate or acquire all or substantially all the assets of another person or entity; and (vi) to institute proceedings to be adjudicated bankrupt or insolvent, or to consent to such proceedings against WCB. Ronald Brown (the President of the Registrant's General Partner) is the President of WCB Associates, Inc. and Harold Brown (the Treasurer of the Registrant's General Partner) is Treasurer.

         Prior to the Registrant's acquisition of the West Colonial through WCB, the West Colonial had an existing first mortgage of $ 5.265 million, which at closing had amortized to $5,207,172.25. The net difference($3,692,827), before adjustments, was provided by use of the Registrant's cash reserves which had accumulated from operations and the refinancing of the Registrant's Westgate Woburn property earlier in March 1999. The 10 year loan assumed by the Registrant has a maturity date of Oct. 1, 2008 and is amortizing over 30 years with an interest rate of 6.52%. The property's net operating income budgeted for fiscal year 2000 is $872,000, with a debt service of $400,000, leaving a cash flow before capital expenditure of $472,000 for a 12.7% cash on cash return. The original conduit loan was made by Berkshire Mortgage Finance Corporation and is presently serviced by Berkshire Mortgage Finance Corporation.

2.       OAK APARTMENTS ACQUISITION.

         On December 23, 1999, the Registrant acquired through a controlled affiliate, 268 residential units from Oak Apartments, LLC for a purchase price of $14.5 million. The property is located in Brockton, Massachusetts. The Registrant financed the purchase price in part through the use of the Registrant's operating cash and cash reserves. In addition, the Registrant obtained a loan in the amount of $750,000 from Harold Brown, the Treasurer of the General Partner of the Registrant. Mr. Brown's loan bears interest at a rate of 10% per annum and matures in two (2) years. The balance of the purchase price was financed through a first mortgage loan from Arbor National Commercial Mortgage, LLC ("Arbor"), in an amount of $11.6 million. The first mortgage loan from Arbor bears interest at a rate of 7.84% per annum and is amortized over a 30 year period, with a maturity in 10 years.

         The seller, Oaks Apartments, LLC, has no relationship to the Registrant or its controlled affiliate, which was formed for the specific purpose of acquiring the property.

         The Registrant acquired the property through Hamilton Oaks Associates, LLC ("Hamilton Oaks"), a Delaware limited liability company, which was formed for the specific purpose of acquiring the property. New Real, Inc., a Massachusetts corporation, and the Registrant's General Partner, is the sole manager of Hamilton Oaks, and the Registrant is its sole member.

         At the time of the filing of the Current Reports on Forms 8-K, filed December 22, 1999 and January 14, 2000, respectively, with respect to the acquisitions referred to in paragraphs numbered 1 and 2 above, the financial statements relating to foregoing matters were not available. Since the filing of such Reports, the Registrant's accountants have reviewed and prepared the following pro forma financial statements which include the financial information relating to the acquired properties. The Registrant has filed this Amendment which is intended to amend the two current Form 8-Ks previously filed and referred to above.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      AUDITED FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED

STAPLES PLAZA, FRAMINGHAM, MA

     Statement of Revenue and Certain Expenses:

         Report of Independent Auditors

         Statement of Revenue and Certain Expenses for the year ended December 31, 1998

         Notes to Statement of Revenue and Certain Expenses

WCA  LIMITED PARTNERSHIP (Westside Colonial Apartments), BROCKTON, MA

     Statement of Revenue and Certain Expenses:

         Report of Independent Auditors

         Statement of Revenue and Certain Expenses for the year ended December 31, 1998

         Notes to Statement of Revenue and Certain Expenses

OAKS APARTMENTS LLC (Oaks Apartments), BROCKTON, MA

     Statement of Revenue and Certain Expenses:

         Report of Independent Auditors

         Statement of Revenue and Certain Expenses for the year ended December 31, 1998

         Notes to Statement of Revenue and Certain Expenses

(b) UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     Pro Forma Consolidated Balance Sheet as of September 30, 1999

     Pro Forma Consolidated Income Statement for the Nine Months Ended September 30, 1999

     Pro Forma Consolidated Income Statement for the Year Ended
     December 31, 1998

     Pro Forma Consolidated Estimated Taxable Operating Results for the Twelve Months Ended September 30, 1999

     Pro Forma Consolidated Estimated Cash Made Available by Operations for the Twelve Months ended September 30, 1999

     Notes to Pro Forma Consolidated Financial Statements

(c) EXHIBITS

     Consent of Miller Wachman LLP

     Consent of Ziner Kennedy and Lehan LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW ENGLAND REALTY ASSOCIATES
                                    LIMITED PARTNERSHIP
                                    ------------------------------
                                            (Registrant)

Date: March 28, 2000                By:     NEWREAL, INC., ITS GENERAL PARTNER
                                        ----------------------------------------
                                       (functional equivalent of Chief Executive
                                        Officer and Principal Financial Officer)

                                    By:       /S/ RONALD BROWN, PRESIDENT

                         Report of Independent Auditors

To the Partners
New England Realty Associates Limited Partnership

We have audited the accompanying statement of revenues and certain expenses of Staples Plaza, Framingham, MA (Staples Plaza or the Property) for the year ended December 31, 1998. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of Staples Plaza are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of Staples Plaza.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Staples Plaza for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Miller Wachman LLP


Boston, Massachusetts
February 15, 2000

                          Staples Plaza, Framingham, MA

                    Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1998

Revenue:
   Rental Income                           $  871,752
   Tenant Recoveries                       $  224,760
                                           ----------

Total Revenue                              $1,096,512
                                           ----------

Certain Expenses:
   Utilities and Operating                 $   20,175
   Repairs and Maintenance                 $   18,724
   Taxes and insurance                     $  185,564
                                           ----------

Total of certain expenses                  $  224,463
                                           ----------

Excess of Revenue Over Certain Expenses:   $  872,049
                                           ==========



           See Notes to the statement of Revenue and Certain Expenses

                          Staples Plaza, Framingham, MA

               Notes to Statement of Revenues and Certain Expenses

                          Year ended December 31, 1998

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

On May 27, 1999, New England Realty Associates Limited Partnership (NERA) purchased from Beckenstein Enterprises, a non affiliated third party, a commercial property (Staples Plaza), located at 659 Worcester Rd., Framingham, MA., consisting of a shopping plaza with five tenants.

BASIS OF PRESENTATOIN

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing of Form 8-K by NERA). It excludes certain material expenses including interest expense, management fees, depreciation and amortization, and non-operating items that would not be comparable to those resulting from the proposed future operations of the property and is not intended to be a complete presentation of Staples Plaza's historical revenues and expenses.

REVENUE RECOGNITION

Rental revenue for long-term commercial leases is recognized on a straight-line basis over the terms of the related lease.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  RENTAL INCOME

Future minimum annual rental income from commercial leases to be received under non-cancelable operating leases as of December 31, 1998, is as follows:

     Year:
            1999           $   781,752
            2000           $   781,752
            2001           $   777,592
            2002           $   751,975
            2003           $   753,600
      Thereafter           $ 8,781,549
                 ======================
     Total:                $12,628,220
                 ======================

The above future minimum lease payments do not include specified payments for tenant recoveries of operating expenses.

                         Report of Independent Auditors

To the Partners
New England Realty Associates Limited Partnership

We have audited the accompanying statement of revenues and certain expenses of Westside Colonial Apartments, Brockton, MA (Westside Apartment or the Property) for the year ended December 31, 1998. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of Westside Apartments are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of Westside Apartments.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Westside Apartments for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Miller Wachman LLP


Boston, Massachusetts
February 15, 2000

                   Westside Colonial Apartments, Brockton, MA

                    Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1998

             Revenue:
                Rental Income                           $1,466,977
                Other revenue                           $   22,350
                                                        ----------

             Total Revenue                              $1,489,327
                                                        ----------

             Certain Expenses:
             Administration                             $   19,233
             Operating and Utilities                    $  264,504
             Renting                                    $   39,819
             Repairs and Maintenance                    $  178,579
             Taxes and Insurance                        $  134,213
                                                        ----------

             Total of certain expenses                  $  636,348
                                                        ----------

             Excess of Revenue Over Certain Expenses:   $  852,979
                                                        ==========



         See Notes to Statement of Revenue and Certain Expenses

                   Westside Colonial Apartments, Brockton, MA

               Notes to Statement of Revenues and Certain Expenses

                          Year ended December 31, 1998

1.       ORGANIZATIONAL SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

On December 3, 1999, New England Realty Associates Limited Partnership (NERA) through a controlled affiliate purchased from WCA Limited Partnership, a non affiliated third party, a residential property (Westside Apartments), located in Brockton, MA, consisting of 180 residential units.

BASIS OF PRESENTATION

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing of Form 8-K by NERA). It excludes certain material expenses including interest expense, management fees, depreciation and amortization, and non-operating items that would not be comparable to those resulting from the proposed future operations of Westside and is not intended to be a complete presentation of Westside Apartment's historical revenues and expenses.

REVENUE RECOGNITION

Rental income is from residential apartments with leases of one year or less.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                         Report of Independent Auditors

To the Partners
New England Realty Associates Limited Partnership

We have audited the accompanying statement of revenues and certain expenses of Oaks Apartments LLC (Oaks Apartments or the Property) for the year ended December 31, 1998. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of Oaks Apartments are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of Oaks Apartments.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Oaks Apartments for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Ziner Kennedy & Lehan LLP

Boston, Massachusetts
January 26, 1999 except for note 1
As to which the date is February 2, 2000

                        Oaks Apartments LLC, Brockton, MA

                    Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1998

             Revenue:
                Rental Income                           $2,139,389
                Laundry and Sundry                      $   40,046
                                                        ----------

             Total Revenue                              $2,179,435
                                                        ----------

             Certain Expenses:
                Administrative                          $  166,581
                Utilities and Operating                 $  445,707
                Renting                                 $   52,512
                Repairs and Maintenance                 $  300,931
                Taxes and insurance                     $  172,873
                                                        ----------

             Total of certain expenses                  $1,138,604
                                                        ----------

             Excess of Revenue Over Certain Expenses:   $1,040,831
                                                        ==========



         See Notes to Statement of Revenue and Certain Expenses

                      Oaks Street Apartments, Brockton, MA

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1998

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

On December 23, 1999, New England Realty Associates Limited Partnership (NERA) through a controlled affiliate purchased from Oaks Apartments LLC, a non affiliated entity, a property (Oaks), consisting of 268 residential units and a 6,075 square foot commercial space being rented by a daycare facility.

BASIS OF PRESENTATOIN

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing of Form 8-K by NERA). It excludes certain material expenses including interest expense, management fees, depreciation and amortization, and non-operating items that would not be comparable to those resulting from the proposed future operations of the property and is not intended to be a complete presentation of the property's historical revenues and expenses.

REVENUE RECOGNITION

Rental income of the property is primarily from residential apartments with leases of one year or less. There is also rental revenue from a long-term commercial lease that is recognized on a straight-line basis.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  RENTAL INCOME

Rental income of the property is primarily from residential apartments with leases of one year or less and one commercial lease expiring in February 2000.

Future minimum annual rents from the commercial lease are as follows:

                                 1999   $48,600
                                 2000   $ 9,100
                                        -------
                                        $57,700
                                        =======



The lease also contains escalation charges for real estate taxes.

                NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of September 30, 1999 gives effect to the New England Realty Associates Limited Partnership
(NERA) acquisition and financing described in note A, as if such transactions had been completed at September 30, 1999. The following unaudited pro forma consolidated statements of income for the nine months ended September 30, 1999 and for the twelve months ended December 31, 1998 are presented as if the 1999 acquisitions and financings were effective January 1, 1998.

The pro forma information is based on the historical financial statements of NERA and gives effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

Since the Staples Plaza acquisition and Westgate Apartment's refinancing occurred before the historic balance sheet date of September 30, 1999, the transactions are included in NERA's historic balance sheet, as of September 30, 1999. Similarly, the sale of Willard Apartment Limited Partnership to a non related entity, on April 30, 1999 for $850,000 has been reflected on NERA's historic balance sheet as of September 30, 1999.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisitions and refinancing had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 1998, its Form 10-Q for the nine months ended September 30, 1999, and the historical operating summary of the three previously stated properties elsewhere herein.

                New England Realty Associates Limited Partnership

                 Unaudited Pro Forma Consolidated Balance Sheet

                            As of September 30, 1999


                                                                              Pro Forma
                                                Historical   --------------------------------------------
                                                   NERA                Adjustments*         Consolidated
                                              -------------- ------------------------------ -------------
                                                       Westside Apartments   Oaks Apartments

ASSETS

Rental Properties                               $80,034,034   $ 8,900,000    $ 14,500,000    $103,434,034
 Less Accumulated Depreciation                  $21,933,643   $      --      $       --      $ 21,933,643
                                                -----------   -----------    ------------    ------------
Net Rental Properties                           $58,100,391   $ 8,900,000    $ 14,500,000    $ 81,500,391

Cash and Cash Equivalents                       $   439,459   $  (250,000)   $   (189,459)   $       --
Short-term Investments                          $ 5,153,303   $(3,425,733)   $ (1,727,570)   $       --
Rents Receivable                                $   552,783   $     8,227    $   (110,195)   $    450,815
Real Estate Tax Escrows                         $   513,004   $    33,684    $     39,138    $    585,826
Prepaid Expenses and Other Assets               $ 2,579,686   $    86,916    $     85,894    $  2,752,496
Investment in Joint Venture                     $    38,083   $      --      $       --      $     38,083
Mortgage Notes Receivable                       $   480,872   $      --      $       --      $    480,872
Financing and Leasing Fees                      $ 1,041,887   $    41,228    $     64,199    $  1,147,314
                                                -----------   -----------    ------------    ------------

Total Assets                                    $68,899,468   $ 5,394,322    $ 12,662,007    $ 86,955,797
                                                ===========   ===========    ============    ============


LIABILITIES AND PARTNERS' CAPITAL

Mortages Payable                                $60,976,398   $ 5,207,172    $ 11,600,000    $ 77,783,570
Note Payable                                    $      --     $      --      $    750,000    $    750,000
Accounts Payable and Accrued Expenses           $   942,941   $      --      $       --      $    942,941
Advance Rental Payments and Security Deposits   $ 2,203,628   $   187,150    $    312,007    $  2,702,785
                                                -----------   -----------    ------------    ------------

Total Liabilities                               $64,122,967   $ 5,394,322    $ 12,662,007    $ 82,179,296
Partners' Capital:
   173,252 units outstanding                    $ 4,776,501   $      --      $       --      $  4,776,501
                                                -----------   -----------    ------------    ------------

Total liabilities and partners' capital         $68,899,468   $ 5,394,322    $ 12,662,007    $ 86,955,797
                                                ===========   ===========    ============    ============


      *See Note A to Unaudited Pro Forma Consolidated Financial Statements

                New England Realty Associates Limited Partnership

                Unaudited Pro Forma Consolidated Income Statement

                  For the Nine Months Ended September 30, 1999

                                                            Pro Forma
                                        Historical  --------------------------
                                           NERA     Adjustments*  Consolidated
                                      ------------  -----------   -------------

REVENUES:
Rental Income                         $ 14,681,709  $ 3,161,655   $ 17,843,364
Laundry & Sundry                      $    131,465  $    46,798   $    178,263
                                      ------------  -----------   ------------
Total Revenues:                       $ 14,813,174  $ 3,208,453   $ 18,021,627
                                      ------------  -----------   ------------

EXPENSES:
Administrative                        $    782,867  $   139,361   $    922,228
Depreciation and amortization         $  2,634,460  $   900,057   $  3,534,517
Interest                              $  3,623,619  $ 1,168,934   $  4,792,553
Management Fees                       $    613,967  $   124,966   $    738,933
Operating                             $  1,399,765  $   541,064   $  1,940,829
Renting                               $    235,808  $    69,248   $    305,056
Repairs and Maintenance               $  1,974,780  $   367,434   $  2,342,214
Taxes and Insurance                   $  1,505,323  $   307,633   $  1,812,956
                                      ------------  -----------   ------------
Total Operating Expenses:             $ 12,770,589  $ 3,618,697   $ 16,389,286
                                      ------------  -----------   ------------

Income from Operations:               $  2,042,585  $  (410,244)  $  1,632,341
                                      ------------  -----------   ------------

Other Income (Loss):
Interest Income                       $    276,490  $      --     $    276,490
Income from investment in
partnership and joint venture         $     21,740  $      --     $     21,740
Gain on sale of real estate           $    800,232  $      --     $    800,232
Unrealized depreciation in investment $   (353,196) $      --     $   (353,196)
                                      ------------  -----------   ------------
                                      $    745,266  $      --     $    745,266
                                      ------------  -----------   ------------

NET INCOME:                           $  2,787,851  $  (410,244)  $  2,377,607
                                      ============  ===========   ============
Weighted Average Number of
Units Outstanding:                         173,252      173,252        173,252

NET INCOME PER UNIT:                  $      16.09  $     (2.37)  $      13.72


     *See Note B to Unaudited Pro Forma Consolidated Financial Statements.

                New England Realty Associates Limited Partnership

                Unaudited Pro Forma Consolidated Income Statement

                        For the Year ended December 1998


                                                                     Pro Forma
                                        Historical        -------------------------------
                                           NERA           Adjustments*       Consolidated
                                     -----------------  -----------------  -----------------

REVENUES:
Rental Income                            $ 18,271,479        $ 4,702,878       $ 22,974,357
Laundry & Sundry                         $    175,971        $    62,396       $    238,367
                                     -----------------  -----------------  -----------------
Total Revenues:                          $ 18,447,450        $ 4,765,274       $ 23,212,724
                                     -----------------  -----------------  -----------------

EXPENSES:
Administrative                           $  1,053,426        $   185,814        $ 1,239,240
Depreciation and amortization            $  3,338,924        $ 1,272,671        $ 4,611,595
Interest                                 $  4,607,860        $ 1,838,486        $ 6,446,346
Management Fees                          $    773,204        $   184,515        $   957,719
Utilities & Operating                    $  1,900,211        $   730,386        $ 2,630,597
Renting                                  $    297,875        $    92,331        $   390,206
Repairs and Maintenance                  $  2,607,103        $   498,234        $ 3,105,337
Taxes and Insurance                      $  1,883,120        $   492,650        $ 2,375,770
                                     -----------------  -----------------  -----------------
                                     -----------------  -----------------  -----------------
Total Operating Expenses:                $ 16,461,723        $ 5,295,087        $21,756,810
                                     -----------------  -----------------  -----------------

Income (Loss) from Operations:           $  1,985,727        $  (529,813)       $ 1,455,914
                                     -----------------  -----------------  -----------------

Other Income (Loss):
Interest Income                          $    171,435        $        -         $   171,435
Income from investment in
partnership and joint venture            $     16,714        $        -         $    16,714
Unrealized appreciation in investment    $     51,143        $        -         $    51,143
                                     -----------------  -----------------  -----------------
                                     -----------------  -----------------  -----------------
                                         $    239,292        $         -        $   239,292
                                     -----------------  -----------------  -----------------
                                                                                $         -
NET INCOME:                              $  2,225,019        $  (529,813)       $ 1,695,206
                                     =================  =================  =================

Weighted Average Number of
Units Outstanding:                            173,252            173,252            173,252

 NET INCOME PER UNIT:                    $      12.84        $     (3.06)       $      9.78


       *See Note C to Unaudited Pro Forma Consolidated Financial Statements

                New England Realty Associates Limited Partnership

      Unaudited Pro Forma Consolidated Estimated Taxable Operating Results

                 For the Twelve Months Ended September 30, 1999


                                                                               Pro Forma
                                            Pro Forma             -------------------------------------
                                           Consolidated                                  Consolidated
                                         Income Statement         Adjustments*          Taxable Income
-----------------------------------------------------------------------------------  --------------------

REVENUES:
Rental Income                                  $ 23,586,953                                  $ 23,586,953
Laundry & Sundry                               $    237,855                                  $    237,855
                                      ---------------------- ----------------------  ---------------------
Total Revenues:                                $ 23,824,808             $        -           $ 23,824,808
                                      ---------------------- ----------------------  ---------------------

EXPENSES:
Administrative                                 $  1,232,038                                  $  1,232,038
Depreciation and amortization                  $  4,687,416             $ (617,517)          $  4,069,899
Interest                                       $  6,404,140                                  $  6,404,140
Management Fees                                $    978,363                                  $    978,363
Operating                                      $  2,598,478                                  $  2,598,478
Renting                                        $    402,608                                  $    402,608
Repairs and Maintenance                        $  3,118,548                                  $  3,118,548
Taxes and Insurance                            $  2,406,899                                  $  2,406,899
                                      ---------------------- ----------------------  ---------------------
Total Operating Expenses:                      $ 21,828,490             $ (617,517)          $ 21,210,973
                                      ---------------------- ----------------------  ---------------------

Income from Operations:                        $  1,996,318             $  617,517           $  2,613,835
                                      ---------------------- ----------------------  ---------------------

Other Income (Loss):
Interest Income                                $    319,349                                  $    319,349
Income from investment in
partnership and joint venture                  $     25,919                                  $     25,919
Gain on sale of real estate                    $    800,232                                  $    800,232
Unrealized depreciation in investment          $   (340,410)            $  340,410           $          -
                                      ---------------------- ----------------------  ---------------------
                                               $    805,090             $  340,410           $  1,145,500
                                      ---------------------- ----------------------  ---------------------

TAXABLE OPERATING INCOME:                      $  2,801,408             $  957,927           $  3,759,335
                                      ---------------------- ----------------------  ---------------------


      *See Note D to Unaudited Pro Forma Consolidated Financial Statements

                New England Realty Associates Limited Partnership

  Unaudited Pro Forma Consolidated Estimated Cash Made Available by Operations

                 For the Twelve Months Ended September 30, 1999


                                                                                Pro Forma
                                            Pro Forma             ------------------------------------
                                           Consolidated                                  Consolidated
                                         Income Statement         Adjustments*        Operating Cash Flow
-----------------------------------------------------------------------------------  --------------------

REVENUES:
Rental Income                                  $ 23,586,953                                  $ 23,586,953
Laundry & Sundry                               $    237,855                                  $    237,855
                                      ----------------------  ---------------------  ---------------------
Total Revenues:                                $ 23,824,808           $          -           $ 23,824,808
                                      ----------------------  ---------------------  ---------------------

EXPENSES:
Administrative                                 $  1,232,038                                  $  1,232,038
Depreciation and amortization                  $  4,687,416           $ (4,687,416)          $         -
Interest                                       $  6,404,140                                  $  6,404,140
Management Fees                                $    978,363                                  $    978,363
Operating                                      $  2,598,478                                  $  2,598,478
Renting                                        $    402,608                                  $    402,608
Repairs and Maintenance                        $  3,118,548                                  $  3,118,548
Taxes and Insurance                            $  2,406,899                                  $  2,406,899
                                      ----------------------  ---------------------  ---------------------
Total Operating Expenses:                      $ 21,828,490           $ (4,687,416)          $ 17,141,074
                                      ----------------------  ---------------------  ---------------------

Income from Operations:                        $  1,996,318           $  4,687,416           $  6,683,734
                                      ----------------------  ---------------------  ---------------------

Other Income (Loss):
Interest Income                                $    319,349                                  $    319,349
Income from investment in
partnership and joint venture                  $     25,919           $     33,371           $     59,290
Gain on sale of real estate                    $    800,232           $   (480,872)          $    319,360
Unrealized depreciation in investment          $   (340,410)                                 $   (340,410)
                                      ----------------------  ---------------------  ---------------------
                                               $    805,090           $   (447,501)          $    357,589
                                      ----------------------  ---------------------  ---------------------

CASH MADE AVAILABLE FROM OPERATIONS:           $ 2,801,408            $  4,239,915           $  7,041,323
                                      ----------------------  ---------------------  ---------------------


     *See Note E to Unaudited Pro Forma Consolidated Financial Statements.

                New England Realty Associates Limited Partnership

         Notes to Unaudited Pro Forma Consolidated Financial Statements

A.       ADJUSTMENTS TO PRO FORMA SEPTEMBER 30, 1999 BALANCE SHEET

         The following summarizes the fourth quarter 1999 transactions to be included in the September 30, 1999 pro forma balance sheet which are more fully described in forms 8-K previously filed by NERA.
                                 Westside Colonial            Oak
                                    Apartments             Apartments
                             ----------------------------------------------
Date of Acquisition             December 3, 1999      December 23, 1999
Purchase Price                          $ 8,900,000           $ 14,500,000
Mortgage at Acquisition                 $ 5,207,172           $ 11,600,000
Note Payable                                    $ -              $ 750,000


The pro forma cash balance at September 30, 1999 has been adjusted to - 0 - by reducing rents receivable in the amount of $110,195.



B. ADJUSTMENTS MADE TO PRO FORMA INCOME STATEMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999.


                                                         Staples       Westside         Oaks        Additional
Nine Months Ended September 30, 1999                      Plaza       Apartments     Apartments     Borrowings       Total
-------------------------------------------------------------------------------------------------------------------------------
Revenues:
Rental income                                           $ 456,880    $ 1,100,233     $ 1,604,542      $      -     $ 3,161,655
Laundry and sundry income                               $       -    $    16,763     $    30,035      $      -     $    46,798
-------------------------------------------------------------------------------------------------------------------------------
                                                        $ 456,880    $ 1,116,996     $ 1,634,577      $      -     $ 3,208,453
-------------------------------------------------------------------------------------------------------------------------------

Expenses:
Administrative                                          $       -    $    14,425     $   124,936      $      -     $   139,361
Depreciation and amortization                           $  69,129    $   317,803     $   502,196      $ 10,929     $   900,057
Interest                                                $ 173,352    $   256,160     $   679,422      $ 60,000     $ 1,168,934
Management fee @ 4%                                     $  16,775    $    44,009     $    64,182      $      -     $   124,966
Utilities and operating                                 $   8,406    $   198,378     $   334,280      $      -     $   541,064
Renting                                                 $       -    $    29,864     $    39,384      $      -     $    69,248
Repairs and maintenance                                 $   7,802    $   133,934     $   225,698      $      -     $   367,434
Taxes and insurance                                     $  77,318    $   100,660     $   129,655      $      -     $   307,633
-------------------------------------------------------------------------------------------------------------------------------
                                                        $ 352,782    $ 1,095,233     $ 2,099,753      $ 70,929     $ 3,618,697
-------------------------------------------------------------------------------------------------------------------------------
Income from Operations                                  $ 104,098    $    21,763     $  (465,176)     $(70,929)    $  (410,244)
-------------------------------------------------------------------------------------------------------------------------------
Other Income:
Interest income                                         $       -    $         -     $         -      $      -     $         -
Income (Loss) from joint venture                        $       -    $         -     $         -      $      -     $         -
Other                                                   $       -    $         -     $         -      $      -     $         -
-------------------------------------------------------------------------------------------------------------------------------
                                                        $       -    $         -     $         -      $      -     $         -
-------------------------------------------------------------------------------------------------------------------------------
Net Income                                              $ 104,098    $    21,763     $  (465,176)     $(70,929)    $  (410,244)
-------------------------------------------------------------------------------------------------------------------------------

(1) The above table includes the adjustments needed to pro forma the 1999 transactions as though they were completed as of January 1, 1998. No adjustments are required for the transactions that are included in the historical nine months statements.

(2) Rental income is computed from the 1998 pro forma income statement. Depreciation and amortization is computed on historical cost assuming purchase at January 1, 1998. Interest is computed on mortgages and notes payable to adjust interest expense as though the debt was incurred at January 1, 1998. Management fees are computed at 4% of rental income. Other operating expenses are based upon the 1998 historical financial statements.

C. ADJUSTMENTS MADE TO THE PRO FORMA INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1998.

                                                         Staples       Westside         Oaks        Additional
Year Ended December 31, 1998                              Plaza       Apartments     Apartments     Borrowings       Total
-------------------------------------------------------------------------------------------------------------------------------
Revenues:
Rental income                                         $ 1,096,512    $ 1,466,977     $ 2,139,389    $        -     $ 4,702,878
Laundry and sundry income                             $         -    $    22,350     $    40,046    $        -     $    62,396
-------------------------------------------------------------------------------------------------------------------------------
                                                      $ 1,096,512    $ 1,489,327     $ 2,179,435    $        -     $ 4,765,274
-------------------------------------------------------------------------------------------------------------------------------

Expenses:
Administrative                                        $         -    $    19,233     $   166,581    $        -     $   185,814
Depreciation and amortization                         $   164,765    $   423,738     $   669,595    $   14,573     $ 1,272,671
Interest                                              $   416,044    $   341,546     $   905,896    $  175,000     $ 1,838,486
Management fee @ 4%                                   $    40,260    $    58,679     $    85,576    $        -     $   184,515
Utilities and operating                               $    20,175    $   264,504     $   445,707    $        -     $   730,386
Renting                                               $         -    $    39,819     $    52,512    $        -     $    92,331
Repairs and maintenance                               $    18,724    $   178,579     $   300,931    $        -     $   498,234
Taxes and insurance                                   $   185,564    $   134,213     $   172,873    $        -     $   492,650
-------------------------------------------------------------------------------------------------------------------------------
                                                      $   845,532    $ 1,460,311     $ 2,799,671    $  189,573     $ 5,295,087
-------------------------------------------------------------------------------------------------------------------------------
Income from Operations                                $   250,980    $    29,016      $ (620,236)   $ (189,573)    $  (529,813)
-------------------------------------------------------------------------------------------------------------------------------
Other Income:
Interest income                                       $         -    $         -      $        -    $        -     $         -
Income (Loss) from joint venture                      $         -    $         -      $        -    $        -     $         -
Other                                                 $         -    $         -      $        -    $        -     $         -
-------------------------------------------------------------------------------------------------------------------------------
                                                      $         -    $         -      $        -    $        -     $         -
-------------------------------------------------------------------------------------------------------------------------------
Net Income                                            $   250,980    $    29,016      $ (620,236)   $ (189,573)    $  (529,813)
-------------------------------------------------------------------------------------------------------------------------------


(1) The above table includes the adjustment needed to pro forma the 1999 transactions as though they were completed as of January 1, 1998.

(2) Rental income is computed on the historical 1998 financial statement. Depreciation and amortization is computed on historical cost assuming purchase at January 1, 1998. Interest is computed on mortgages and notes payable to adjust interest expense as though the debt was incurred at January 1, 1998. Management fees are computed at 4% of rental income.

     Other operating expenses are based upon the 1998 historical financial statements.

(3) The operations of Willard Apartments, which was sold in April, 1999, has not been excluded from the above pro forma statement as it represented less than 1% of NERA's revenue and net income.



D.   ADJUSTMENTS MADE TO THE PRO FORMA CONSOLIDATED TAXABLE OPERATING RESULTS

Depreciation has been adjusted to tax depreciation.

Unrealized investment losses at September 30, 1999 have been eliminated. This loss was substantially realized at December 31, 1999.



E. ADJUSTMENTS MADE TO THE PRO FORMA CONSOLIDATED ESTIMATED CASH MADE AVAILABLE BY OPERATIONS.

Depreciation and amortization have been eliminated.

Income from joint venture has been adjusted to reflect cash received.

A gain on the sale of real estate has been reduced to reflect a mortgage note received by NERA as part of proceeds.

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Current Report of New England Realty Associates LLP on Form 8-K of our report dated February 15, 2000 on our audits of certain revenues and expenses of Staples and Westside as of December 31, 1998.

                                            /s/ Miller Wachman LLP

Boston, Massachusetts
February 15, 2000

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Current Report of New England Realty Associates LLP on Form 8-K of our report dated January 26, 1999 on our audits of certain revenues and expenses of Oaks Apartments LLC as of December 31, 1998.

                                            /s/ Ziner, Kennedy & Lehan LLP

Quincy, Massachusetts
February 2, 2000